UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03741)

Exact name of registrant as specified in charter:	Putnam New York Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2009

Date of reporting period: December 1, 2008 — May 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTEIX

Putnam New York Tax Exempt Income Fund

Semiannual Report
5|31|09

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Since 1937, when George Putnam created a prudent mix of stocks and bonds in a single, professionally managed portfolio, we have championed the wisdom of the balanced approach. Today, we offer a world of equity, fixed-income, multi-asset, and absolute-return portfolios so investors can pursue a range of financial goals. Our seasoned portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in service excellence, in the value of experienced financial advice, and in putting clients first in everything we do.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam New York
Tax Exempt
Income Fund

Semiannual Report
5 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Manager	7

Performance in depth	11

Expenses	13

Portfolio turnover	15

Your fund’s management	15

Terms and definitions	17

Trustee approval of management contract	18

Other information for shareholders	23

Financial statements	24

Message from the Trustees

Dear Fellow Shareholder:

Following many months of painful losses, the stock market finally reversed course this spring and posted solid gains. Returns in the fixed-income area have been more mixed, with Treasuries losing ground but corporate and high-yield debt rebounding. We are pleased to report that, in many instances, Putnam mutual fund performance has also been strong in recent months, demonstrating the power of active portfolio management and the substantial efforts of an investment team infused with new talent and a singular focus.

Putnam Investments and the Board of Trustees continue to evolve during this exciting time of renewal. After several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 1, 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

In other developments at Putnam, Walter C. Donovan, a 25-year investment industry veteran, has joined the firm as Chief Investment Officer. Mr. Donovan will oversee a reinvigorated investment organization strengthened by the recent arrival of several industry-leading senior portfolio managers, research analysts, and traders.

Ravi Akhoury has been elected to the Board of Trustees of the Putnam Funds and W. Thomas Stephens has rejoined the Board. From 1992 to 2007, Mr. Akhoury was Chairman and CEO of MacKay Shields, a multi-product investment management firm with more than $40 billion in assets under management. Mr. Stephens retired in December 2008 as Chairman and Chief Executive Officer of Boise Cascade, L.L.C., a paper, forest products, and timberland assets company.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking a high level of tax-free income for New York investors

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. They help finance important public projects such as schools and roads. While the stated yields on municipal bonds are usually lower than those on taxable bonds, municipal bonds offer income that is generally exempt from federal income tax and can help investors keep more of their investment income.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes as well. In New York, this exemption is an especially powerful advantage because the state’s top income tax rate is among the highest in the United States, and New York City’s income tax can further erode investment income. In addition, the sheer size of the New York municipal bond market provides a wide array of investment opportunities.

Putnam New York Tax Exempt Income Fund seeks to capitalize on investment opportunities in New York by investing in bonds across a range of market sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved, including credit, interest-rate, and prepayment risks. The managers are backed by the resources of Putnam’s fixed-income organization and by its analysts’ ongoing, rigorous research. Once a bond has been purchased, the managers monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of the fund’s in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax- equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:

The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2009.

Results for investors subject to lower tax rates
would not be as advantageous.

Municipal bonds may finance a range of projects in your community and thus play a key role in its development.

Performance
snapshot

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 11–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Manager

Thalia Meehan

The past six months have been difficult for fixed-income markets and challenging for national, state, and municipal economies. How did the municipal bond market perform in this environment?

The final weeks of 2008 were dominated by continued extreme turmoil in the credit markets following the collapse of Lehman Brothers. Forced selling by hedge funds and investment banks that needed to raise capital to cover losses also put pressure on municipal bonds. All of this added up to an environment in which all investment-grade asset classes, including municipal bonds, underperformed U.S. Treasuries.

The economy remained weak in the first quarter of 2009, extending the recession that took hold in 2008, as financial markets, although improved from the fourth quarter, remained volatile. Consumer confidence was weak, housing prices continued to retreat, and unemployment rose to levels not seen in decades. The U.S. government, notably the Fed [Federal Reserve Board] and the Treasury, instituted several wide-ranging measures to restore market stability and investor confidence, joining policymakers around the world in efforts to shore up bank balance sheets and reestablish the flow of credit. That said, strong coupon, or interest, reinvestment in January and February aided performance in high-grade municipal bonds.

Against this backdrop, municipal bonds in the first quarter of 2009, as measured by

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/09. See page 6 and pages 11–13 for additional fund performance information.
Index descriptions can be found on page 17.

the Barclays Capital Municipal Bond Index, posted their best quarterly performance in years. April marked a continuation of the municipal bond upswing, buoyed by the introduction of Build America Bonds [BABs], a new form of debt that was unveiled as part of the stimulus bill.

Designed to help cash-strapped state and local governments achieve easier access to capital, BABs are taxable securities issued by municipalities, which traditionally issue tax-exempt bonds. The municipality receives a 35% subsidy of the interest directly from the Treasury. BABs tamped down the supply of municipal bonds and kept their prices up, continuing the municipal bond rally into May. [For more on BABs, see “In the News” on page 10.]

How did Putnam New York Tax Exempt Income Fund perform?

For the six months ended May 31, 2009, the fund returned 9.05%, while its Lipper peer group, New York Municipal Debt Funds, returned 9.79%. The fund outperformed its benchmark, the Barclays Capital Municipal Bond Index, which returned 9.00%. The national benchmark tracks the performance of a broader range of municipal bonds.

What is the state budget situation in New York?

In New York, the larger-than-expected economic downturn resulted in job losses, declining wages, and decreased consumption — which dramatically reduced state tax revenues. Furthermore, with New York City at the epicenter of the global financial crisis, the state’s unemployment rate jumped to 8.2% in May 2009. The number of unemployed in the state, which rose in May to 802,400, is the highest since July 1976. Governor David Paterson will resort to a combination of new taxes, layoffs, and spending cuts to close the budget shortfall for fiscal year 2010, which

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 5/31/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

began April 1. The Empire State is expected to receive $24.6 billion from the federal stimulus package over the next two years, which should help ease these budgetary pressures.

What happened with municipal bonds during the period?

There was a temporary lack of primary market supply as municipal bond issuers delayed new issuance due to market conditions in late 2008. Because new issues typically help provide price discovery in the marketplace, as dealers delayed pricing new issues, secondary market liquidity was negatively affected. All of these issues put downward pressure on municipal bond prices, further hurting asset class performance. Spreads widened to unprecedented levels in mid-December before partially recovering as the primary market reopened and fund flows turned positive. Municipal bond prices continued to rally in April and May as concerns increased about future supply.

How did you position the portfolio in light of these ongoing issues?

During the period, the fund’s overall credit quality was high and we remained underweight the long end of the curve. This positioning was mixed during the period as the lower-rated issues outperformed their higher-quality peers, but the portfolio’s underweight to longer-maturity issues detracted from relative performance. From a sector perspective, an overweight to tobacco aided results.

By way of background, the yield curve is a graphical representation of the difference in yields between shorter- and longer-term maturity bonds. A bond with a longer maturity typically carries more risk, ties up an investor’s money for a longer time, and therefore offers a higher yield.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and may differ from the summary information below.

Were there any notable contributors and detractors?

Holdings that aided performance included any bond with a long maturity or lower credit quality. Puerto Rico Aqueduct bonds, which have longer maturities and lower credit ratings, is an example of this type of holding.

High-quality, short-maturity bonds underperformed their longer, lower-rated counterparts as lower-quality issues outperformed during the period. Within the fund, holding issues of New York Water and Sewer bonds detracted from relative performance. These bonds have a very high credit quality.

What is your outlook for the municipal bond market?

The Fed and the Treasury have taken unprecedented steps to inject liquidity into the credit markets, boost the economy, and help ease the flow of credit. However, it is important to understand that the effects of many of the changes will take time, and markets are likely, in our view, to remain challenging in the near term — particularly with the lingering concerns over state budgets, the future of bond insurers, and the potential for regulatory changes.

Despite the current market environment, we see two key reasons why municipal bond funds remain attractive. The first is future tax rates. We believe that income tax rates are unlikely to fall from here and may even rise with the Obama administration in the White House, given that the Bush administration tax cuts are scheduled to sunset in 2010. This may cause municipal bonds to become an even more attractive asset class relative to taxable fixed income.

Second, the overall credit quality of the municipal asset class remains strong. The fund has benefited from having a bias for higher-quality holdings in the portfolio. We believe that many areas of the municipal bond market have been oversold by panicked investors, creating unique opportunities for the fund to add highly rated bonds paying unusually high yields.

IN THE NEWS

Build America Bonds (BABs) are designed to help cash-strapped municipalities fund job-creating public works projects, such as roads, bridges, schools, and water treatment plants. Part of the American Recovery and Reinvestment Act, BABs provide an attractive way for state and local governments to issue debt. They are issued as taxable municipal debt, with local and state governments receiving a 35% rebate on the interest payments directly from the U.S. Treasury. BABs are attracting buyers such as pensions and foreign governments that would otherwise invest in corporate, Treasury, or agency debt. The net effect is a lower supply of new tax-exempt debt, which is positive for municipal bond prices.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.93%	6.76%	6.15%	6.15%	6.06%	6.06%	6.53%	6.39%	6.95%

10 years	49.07	43.00	40.07	40.07	37.06	37.06	44.84	40.19	49.71
Annual average	4.07	3.64	3.43	3.43	3.20	3.20	3.77	3.44	4.12

5 years	17.63	12.95	14.21	12.35	13.09	13.09	15.98	12.29	18.13
Annual average	3.30	2.47	2.69	2.36	2.49	2.49	3.01	2.35	3.39

3 years	8.03	3.72	6.01	3.17	5.50	5.50	7.11	3.65	8.50
Annual average	2.61	1.22	1.96	1.05	1.80	1.80	2.32	1.20	2.76

1 year	0.18	–3.78	–0.34	–5.13	–0.61	–1.56	0.01	–3.15	0.54

6 months	9.05	4.64	8.71	3.71	8.64	7.64	9.03	5.43	9.29

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns For periods ended 5/31/09

	Barclays Capital	Lipper New York Municipal
	Municipal Bond Index	Debt Funds category average*

Annual average (life of fund)	7.54%	6.83%

10 years	62.09	43.15
Annual average	4.95	3.63

5 years	24.08	15.64
Annual average	4.41	2.93

3 years	12.79	6.03
Annual average	4.09	1.93

1 year	3.57	–0.29

6 months	9.00	9.79

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/09, there were 98, 97, 90, 90, 72, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 5/31/09

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	6		6	6	6		6

Income [1]	$0.180375		$0.155127	$0.149582	$0.169273		$0.188738

Capital gains [2]	—		—	—	—		—

Total	$0.180375		$0.155127	$0.149582	$0.169273		$0.188738

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

11/30/08	$7.60	$7.92	$7.59	$7.60	$7.60	$7.86	$7.60

5/31/09	8.10	8.44	8.09	8.10	8.11	8.38	8.11

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.34%	4.16%	3.70%	3.55%	4.05%	3.92%	4.55%

Taxable equivalent 4(a)	7.17	6.87	6.11	5.86	6.69	6.47	7.51

Taxable equivalent 4(b)	7.46	7.15	6.36	6.10	6.96	6.74	7.82

Current 30-day SEC yield [5]	N/A	3.76	3.28	3.14	N/A	3.52	4.13

Taxable equivalent 4(a)	N/A	6.21	5.42	5.19	N/A	5.81	6.82

Taxable equivalent 4(b)	N/A	6.46	5.64	5.40	N/A	6.05	7.10

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes (a) maximum 39.45% combined federal income tax and New York state 2009 personal income tax rates or (b) maximum 41.82% combined federal, New York state, and New York City 2009 personal income tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/09

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(9/2/83)		(1/4/93)		(7/26/99)		(4/10/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.88%	6.71%	6.09%	6.09%	6.01%	6.01%	6.47%	6.33%	6.89%

10 years	50.69	44.66	41.47	41.47	38.70	38.70	46.28	41.51	51.17
Annual average	4.19	3.76	3.53	3.53	3.33	3.33	3.88	3.53	4.22

5 years	16.47	11.84	12.83	10.98	11.86	11.86	14.58	10.93	16.83
Annual average	3.10	2.26	2.44	2.11	2.27	2.27	2.76	2.10	3.16

3 years	7.60	3.39	5.46	2.63	5.09	5.09	6.55	3.07	7.96
Annual average	2.47	1.12	1.79	0.87	1.67	1.67	2.14	1.01	2.59

1 year	0.25	–3.76	–0.40	–5.19	–0.40	–1.36	–0.04	–3.25	0.49

6 months	8.04	3.67	7.57	2.57	7.63	6.63	7.89	4.45	8.15

Fund’s annual operating expenses For the fiscal year ended 11/30/08

	Class A	Class B	Class C	Class M	Class Y

Total annual fund operating expenses	0.80%	1.44%	1.59%	1.09%	0.59%

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam New York Tax Exempt Income Fund from December 1, 2008, to May 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.22	$7.55	$8.32	$5.73	$3.13

Ending value (after expenses)	$1,090.50	$1,087.10	$1,086.40	$1,090.30	$1,092.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2009, use the following calculation method. To find the value of your investment on December 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*	$4.08	$7.29	$8.05	$5.54	$3.02

Ending value (after expenses)	$1,020.89	$1,017.70	$1,016.95	$1,019.45	$1,021.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/09. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class Y

Your fund’s annualized
expense ratio	0.81%	1.45%	1.60%	1.10%	0.60%

Average annualized expense
ratio for Lipper peer group*	0.82%	1.46%	1.61%	1.11%	0.61%

* Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/09.

Your fund’s portfolio turnover

Putnam funds are actively managed by experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam New York Tax Exempt	31%	18%	11%	13%	23%
Income Fund

Lipper New York Municipal Debt	25%	25%	27%	26%	32%
Funds category average

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on November 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 12/31/08.

Your fund’s management

In addition to Thalia Meehan, your fund’s Portfolio Managers are Paul Drury, Brad Libby, and Susan McCormack.

Portfolio management fund ownership

The following table shows how much the fund’s current Portfolio Managers have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of May 31, 2009, and May 31, 2008.

Trustee and Putnam employee fund ownership

As of May 31, 2009, all of the Trustees of the Putnam funds owned fund shares. The following table shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in the fund	Total assets in all Putnam funds

Trustees	$1,166,000	$36,000,000

Putnam employees	$23,000	$357,000,000

Other Putnam funds managed by the Portfolio Managers

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack are Portfolio Managers of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Municipal Fund, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust, Putnam Tax Exempt Income Fund, and Putnam Tax-Free High Yield Fund. Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff.The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 59th percentile in management fees and in the 29th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group ofcompetitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper New York Municipal Debt Funds) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	16th

Three-year period	31st

Five-year period	39th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 99, 94, and 93 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper New York Municipal Debt Funds category for the one-year, five-year, and ten-year periods ended June 30, 2009, were 68%, 41%, and 25%, respectively. Over the one-year, five-year, and ten-year periods ended June 30, 2009, your fund ranked 66th out of 97, 37th out of 90, and 18th out of 72 funds, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trusteesconsidered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 5/31/09 (Unaudited)

Key to abbreviations
AGO Assured Guaranty, Ltd.	FRN Floating Rate Notes
AMBAC AMBAC Indemnity Corporation	FSA Financial Security Assurance
Cmnwlth. of PR Gtd. Commonwealth of	G.O. Bonds General Obligation Bonds
Puerto Rico Guaranteed	GNMA Coll. Government National Mortgage
COP Certificates of Participation	Association Collateralized
FGIC Financial Guaranty Insurance Company	LOC Letter of Credit
FHA Insd. Federal Housing Administration Insured	NATL National Public Finance Guarantee Corp.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes
FNMA Coll. Federal National Mortgage	XLCA XL Capital Assurance
Association Collateralized

MUNICIPAL BONDS AND NOTES (98.4%)*	Rating**	Principal amount	Value

New York (91.7%)
Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Albany Med. Ctr.), 6s, 5/1/29	BBB+/P	$1,460,000	$1,183,812
(Charitable Leadership), Ser. A , 6s, 7/1/19	B3	3,000,000	2,442,480
(St. Peters Hosp.), Ser. E, 5 1/2s, 11/15/27	BBB+	1,000,000	904,320
(Albany College of Pharmacy), Ser. A,
5 3/8s, 12/1/24	BBB-	1,300,000	1,081,665
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/32	BBB+	2,000,000	1,675,900
(St. Peters Hosp.), Ser. E, 5 1/4s, 11/15/32	BBB+	1,000,000	837,950
(St. Peters Hosp.), Ser. A, 5 1/4s, 11/15/27	BBB+	3,000,000	2,632,380
(Albany Law School), Ser. A, 5s, 7/1/31	BBB	2,500,000	1,958,325

Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepherd Village),
Ser. A, 6 7/8s, 7/1/40	B/P	715,000	552,287

Chemung Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Arnot Ogden Med. Ctr.), 5s, 11/1/34	A3	1,300,000	1,054,482

Erie Cnty., Indl. Dev. Agcy. School Fac. Rev.
Bonds (City School Dist. Buffalo), Ser. A, FSA
5 3/4s, 5/1/28	AAA	5,000,000	5,274,100
5 3/4s, 5/1/25	AAA	10,330,000	11,142,971

Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl.
Paper Co.), Ser. A, 6.15s, 4/1/21	BBB	1,065,000	927,296

Geneva, Indl. Dev. Agcy. Rev. Bonds (Hobart &
William Smith), Ser. A, 5 3/8s, 2/1/33	A	4,500,000	4,373,505

Hempstead, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Hofstra U.), 5 1/4s, 7/1/16	A	2,595,000	2,774,263

Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, AMBAC, 5s, 2/15/47	AA	2,500,000	2,201,775

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence), Ser. A, 6s,
5/1/29	B+/P	1,250,000	903,613

Liberty, Dev. Corp. Rev. Bonds (Goldman Sachs
Headquarters), 5 1/2s, 10/1/37	A1	4,010,000	3,816,558

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.
Livingston Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Nicholas H. Noyes Memorial Hosp.),
5s, 7/1/10	BB	$565,000	$555,943

Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds
Ser. A, 6s, 5/1/33	A3	3,500,000	3,745,315
Ser. A, 5 1/8s, 9/1/29	A3	5,000,000	5,005,350
Ser. A, AMBAC, 5s, 9/1/29	A	7,500,000	7,285,575
FSA, zero %, 6/1/28	AAA	2,510,000	937,937

Madison Cnty., Indl. Dev. Agcy. Rev. Bonds
(Colgate U.), Ser. A, 5s, 7/1/23	Aa3	5,090,000	5,277,668

Metro. Trans. Auth. Rev. Bonds
Ser. A, 5s, 11/15/37	A2	15,000,000	14,070,450
Ser. A, FGIC, NATL, 5s, 11/15/26	AA–	5,000,000	5,010,100
Ser. B, 5s, 11/15/24	A2	5,000,000	5,021,450
Ser. A, 5s, 11/15/22	A2	6,000,000	6,078,000
Ser. B, FSA, 5s, 11/15/22	AAA	13,350,000	13,948,614

Metro. Trans. Auth. Dedicated Tax Rev. Bonds
Ser. A, 5 1/2s, 11/15/39	AA	9,000,000	9,233,100
Ser. A, FSA, 5 1/4s, 11/15/24	AAA	5,000,000	5,162,000
Ser. B, NATL, 5s, 11/15/25	AA	2,600,000	2,633,800
Ser. B, NATL, 5s, 11/15/24	AA	6,000,000	6,096,780

Metro. Trans. Auth. Svc. Contract Rev. Bonds
(Trans. Fac.), Ser. O, 5 3/4s, 7/1/13
(Prerefunded)	AAA	16,320,000	17,401,037
Ser. A , NATL, 5 1/2s, 1/1/20	AA–	1,000,000	1,031,880
(Trans. Fac.), Ser. O, 5 1/2s, 7/1/17
(Prerefunded)	AAA	24,345,000	28,588,090

Monroe Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Highland Hosp. Rochester), 5s, 8/1/25	A2	250,000	222,913

Nassau Cnty., G.O. Bonds, Ser. A, FGIC, NATL,
6s, 7/1/13	AA–	1,000,000	1,139,860

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds (North
Shore Hlth. Syst.)
Ser. A, 6 1/4s, 11/1/21	A3	410,000	418,499
Ser. B, 5 7/8s, 11/1/11	A3	545,000	566,702
Ser. D, 5 5/8s, 11/1/09	A3	825,000	838,670

Nassau Cnty., Tobacco Settlement Corp. Rev.
Bonds, Ser. A-2, stepped-coupon zero %, (5 1/4s,
6/1/09), 6/1/26 ††	BBB	6,640,000	5,204,498

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (Solid Waste Disp.), Ser. A, 5.45s, 11/15/12	Baa2	1,000,000	973,670

Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds,
Ser. D, 5.55s, 11/15/24	Baa2	3,000,000	2,919,210

Niagara Falls, City School Dist. COP (High School
Fac.), FSA
5s, 6/15/28	AAA	1,490,000	1,321,392
5s, 6/15/23	AAA	3,965,000	3,775,037

NY City, G.O. Bonds
Ser. B, NATL, 6 1/2s, 8/15/11	AA	18,675,000	20,495,439
Ser. D, NATL, 6 1/2s, 11/1/10	AA	16,495,000	17,654,104
AMBAC, 6.05s, 9/1/11	AA	500,000	500,060

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, G.O. Bonds
Ser. B, 5 3/4s, 8/1/16	AA	$1,000,000	$1,086,710
Ser. C, FSA, 5s, 1/1/23	AAA	10,000,000	10,350,200
Ser. N, 5s, 8/1/20	AA	1,000,000	1,047,400
Ser. M, 5s, 4/1/20	AA	6,775,000	7,080,688
Ser. I-1, 5s, 4/1/19	AA	1,215,000	1,289,880

NY City, City Muni. Fin. Auth. Rev. Bonds (Wtr. &
Swr. Syst.), Ser. A, 4 3/4s, 6/15/30	AAA	5,815,000	5,776,679

NY City, City Transitional Fin. Auth. Rev. Bonds
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/29	AA–	5,000,000	5,010,150
Ser. E, 5s, 2/1/28	AAA	8,885,000	9,035,867
(Bldg. Aid Fiscal 2008), Ser. S-1, 5s, 1/15/25	AA–	3,000,000	3,054,510

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 1/4s, 11/1/22	VMIG1	16,650,000	16,650,000

NY City, Cultural Resource Rev. Bonds (Museum
of Modern Art), Ser. 1A, 5s, 4/1/31	Aa2	3,500,000	3,586,310

NY City, Cultural Resource VRDN (Lincoln Ctr.),
Ser. A-1, 0.22s, 12/1/35	VMIG1	5,000,000	5,000,000

NY City, Hlth. & Hosp. Corp. Rev. Bonds (Hlth.
Syst.), Ser. A , 5 3/8s, 2/15/26	A1	300,000	302,484

NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A,
FGIC, NATL, 5s, 7/1/25	AA+	2,600,000	2,613,416

NY City, Indl. Dev. Agcy. Rev. Bonds
(Visy Paper, Inc.), 7.95s, 1/1/28	B–/P	2,600,000	2,331,888
(Yankee Stadium — Pilot), AGO, 7s, 3/1/49	AAA	1,000,000	1,093,710
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	BB/P	2,050,000	1,802,688
(Brooklyn Navy Yard Cogen. Partners),
6.2s, 10/1/22	BB+	5,000,000	4,095,900
(Brooklyn Navy Yard Cogen. Partners),
5.65s, 10/1/28	BB+	2,190,000	1,526,277
(Queens Baseball Stadium — Pilot), AMBAC,
5s, 1/1/24	A	3,500,000	3,144,015

NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s, 7/1/31	Ba2	3,460,000	2,996,291
(Brooklyn Polytech. U. Project J), 6 1/8s,
11/1/30 (Prerefunded)	AAA	5,250,000	5,701,185
(Bronx Pkg. Dev. Co., LLC), 5 3/4s, 10/1/37	BB/P	3,000,000	1,768,320
(United Jewish Appeal), Ser. A, 5 1/4s, 7/1/23	Aa1	2,545,000	2,700,601
(St. Francis College), 5s, 10/1/34	A–	1,000,000	929,630
(Horace Mann School), NATL, 5s, 7/1/28	AA–	7,000,000	7,003,920

NY City, Indl. Dev. Agcy. Civic Fac. VRDN (CASA),
1/4s, 3/1/20 (Chase Manhattan Bank (LOC))	AA–	1,155,000	1,155,000

NY City, Indl. Dev. Agcy. Special Arpt. Fac.
Rev. Bonds
(Airis JFK I LLC), Ser. A, 6s, 7/1/27	BBB–	9,500,000	7,045,010
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	3,700,000	2,541,826

NY City, Indl. Dev. Agcy. Special Fac. FRN
(Terminal One Group Assn.), 5 1/2s, 1/1/17	A3	4,500,000	4,335,480

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	Ba2	2,050,000	1,269,709

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.
NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
Ser. B, FGIC, U.S. Govt. Coll., 7 1/2s, 6/15/11
(Prerefunded)	Aaa	$5,345,000	$5,687,347
Ser. B, FGIC, U.S. Govt. Coll., 7 1/2s, 6/15/11
(Prerefunded)	AAA	3,490,000	3,713,535
Ser. D, 5s, 6/15/37	AAA	6,000,000	6,009,180
Ser. G, FSA, 5s, 6/15/34	AAA	500,000	500,850
Ser. B, AMBAC, 5s, 6/15/28	AAA	5,000,000	5,106,450

NY City, Transitional Fin. Auth. Bldg. Aid Rev.
Bonds, Ser. S-1, FGIC, NATL, 5s, 7/15/31	AA–	10,500,000	10,361,085

NY City, Trust for Cultural Resources VRDN
(Lincoln Ctr.), Ser. A-2, 0.2s, 12/1/35 (Bank
of America, N.A. (LOC))	VMIG1	4,000,000	4,000,000

NY Cntys., Tobacco Trust II Rev. Bonds
(Tobacco Settlement), 5 3/4s, 6/1/43	BBB	7,000,000	5,354,790

NY Cntys., Tobacco Trust III Rev. Bonds
(Tobacco Settlement)
6s, 6/1/43	BBB	1,300,000	1,035,580
5 3/4s, 6/1/33	BBB	3,500,000	2,836,750

NY Cntys., Tobacco Trust IV Rev. Bonds, Ser. A,
5s, 6/1/38	BBB	7,250,000	4,997,643

NY State Rev. Bonds (Homeowner Mtge.), Ser. 156,
5.2s, 10/1/28	Aa1	5,500,000	5,572,600

NY State Dorm. Auth. Rev. Bonds
(State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13	AA–	5,875,000	6,850,368
(Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25	A3	2,750,000	2,783,248
(State U. Edl. Fac.), Ser. A, FSA, 5 7/8s, 5/15/17	AAA	8,950,000	10,134,085
(State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11	AA–	11,200,000	11,952,416
(Winthrop Nassau U.), 5 3/4s, 7/1/28	Baa1	3,250,000	2,968,940
(Schools PG — Issue 2), Ser. E, AMBAC,
5 3/4s, 7/1/19	A	1,340,000	1,356,093
(City U.), Ser. A, 5 3/4s, 7/1/18	AA–	35,385,000	40,330,761
(City U.), Ser. A, 5 5/8s, 7/1/16	AA–	15,600,000	17,276,688
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40	Aa3	8,500,000	9,429,560
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	1,600,000	1,374,288
(NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31	Aa3	3,500,000	3,890,810
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	2,750,000	2,568,363
(Mental Hlth.), Ser. D, FSA, U.S. Govt. Coll.,
5 1/4s, 8/15/30 (Prerefunded)	AAA	690,000	729,758
(Rochester Inst. of Tech.), Ser. A, AMBAC,
5 1/4s, 7/1/19	A1	4,300,000	4,768,442
(NY Methodist Hosp.), 5 1/4s, 7/1/18	Baa3	750,000	661,020
(NY Methodist Hosp.), 5 1/4s, 7/1/17	Baa3	2,165,000	1,941,507
(NY Methodist Hosp.), 5 1/4s, 7/1/15	Baa3	1,455,000	1,355,798
(School Dist. Fin. Program), Ser. C, AGO,
5 1/8s, 10/1/36	Aa2	3,380,000	3,383,786
(Mental Hlth.), Ser. E, NATL, 5s, 2/15/35	AA–	2,510,000	2,442,531
(L I Jewish), Ser. A, 5s, 11/1/34	A3	1,800,000	1,549,206
(Memorial Sloan-Kettering Ctr.), Ser. 1,
5s, 7/1/34	Aa2	13,500,000	13,253,355
(Rochester U.), Ser. A, 5s, 7/1/34	Aa3	6,000,000	5,940,540

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. Rev. Bonds
(School Dist. Fin. Program), Ser. C, AGO,
5s, 10/1/31	Aa2	$2,000,000	$1,999,860
(Yeshiva U.), AMBAC, 5s, 7/1/30	Aa2	3,000,000	3,028,740
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, AMBAC,
5s, 2/15/30	AA–	9,665,000	9,639,581
(Montefiore Hosp.), FGIC, FHA Insd., NATL,
5s, 8/1/29	AA–	9,515,000	9,289,970
(NYU), Ser. A, FGIC, NATL, 5s, 7/1/29	Aa3	6,705,000	6,797,730
(Yeshiva U.), AMBAC, 5s, 7/1/26	Aa3	2,700,000	2,740,851
Ser. A, NATL, 5s, 10/1/25	AA–	750,000	788,430
(Albany), Ser. A-1, FSA, FHA Insd., 5s, 8/15/25	AAA	1,500,000	1,530,840
(Columbia U.), Ser. B, 5s, 7/1/24	Aaa	2,000,000	2,073,160
(Columbia U.), Ser. B, 5s, 7/1/23	Aaa	2,000,000	2,080,240
(Columbia U.), Ser. B, 5s, 7/1/22	Aaa	3,000,000	3,131,910
(Cornell U.), Ser. A, 5s, 7/1/22	Aa1	6,395,000	6,912,483
(Columbia U.), Ser. B, 5s, 7/1/21	Aaa	2,000,000	2,095,100
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Baa2	4,000,000	3,731,640
(Mt. Sinai NYU Hlth.), Ser. C, 5s, 7/1/11	A3	1,220,000	1,220,476
(Colgate U.), NATL, 4 3/4s, 7/1/28	Aa3	10,000,000	10,086,200

NY State Dorm. Auth. Lease Rev. Bonds (State U.
Dorm. Facs.), Ser. A, NATL, 5s, 7/1/24	Aa3	1,000,000	1,020,960

NY State Dorm. Auth. Non-State Supported Debt
(Memorial Sloan-Kettering Ctr.), Ser. A1, 5s, 7/1/36	Aa2	5,690,000	5,549,628

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds
(Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	4,150,000	3,081,126
(NYU Hosp. Ctr.), Ser. B, 5 1/4s, 7/1/24	Baa2	4,220,000	3,865,520
(NY U.), Ser. A, AMBAC, 5s, 7/1/32	Aa3	3,000,000	3,003,840
(U. of Rochester), Ser. A-1, 5s, 7/1/32	Aa3	8,000,000	7,902,560
(NYU), Ser. B, 5s, 7/1/29	Aa3	6,530,000	6,687,700
(U. of Rochester), Ser. A, NATL, 5s, 7/1/27	Aa3	530,000	530,530
(U. of Rochester), Ser. A-1, 5s, 7/1/27	Aa3	1,900,000	1,905,871
(Columbia U.), Ser. C, 5s, 7/1/26	AAA	6,980,000	7,502,453
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/26	Baa2	1,000,000	869,870
(North Shore Long Island Jewish Oblig. Group),
Ser. A, 5s, 5/1/26	A3	4,000,000	3,646,640
(St. Johns U.), Ser. A, NATL, 5s, 7/1/24	AA–	2,385,000	2,427,715
(St. Johns U.), Ser. A, NATL, 5s, 7/1/23	AA–	3,935,000	4,024,049
(NYU Hosp. Ctr.), Ser. A, 5s, 7/1/22	Baa2	1,000,000	912,750

NY State Dorm. Auth. Personal Income Tax
Rev. Bonds
(Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	5,000,000	5,387,250
(Ed.), Ser. C, 5s, 12/15/31	AAA	10,000,000	10,143,900
Ser. A, 5s, 3/15/28	AAA	10,000,000	10,359,500
Ser. A, 5s, 3/15/28	AAA	3,325,000	3,434,559

NY State Dorm. Auth. State Supported Debt
Rev. Bonds
(2007-1 Mental), Ser. D, FSA, U.S. Govt. Coll.,
5 1/4s, 8/15/30 (Prerefunded)	Aa3	240,000	253,829
(2007-2 Mental), Ser. D, FSA, 5 1/4s, 8/15/30	AAA	520,000	525,320

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.
NY State Dorm. Auth. State Supported Debt
Rev. Bonds
(Mental Hlth.), Ser. D, FSA, 5 1/4s, 8/15/30
(Prerefunded)	AAA	$700,000	$740,334
(Mental Hlth. Svcs. Fac. Impt.), Ser. B, FSA,
5s, 2/15/27	AAA	5,930,000	6,089,695
(City U.), Ser. B, 5s, 7/1/26	AA–	5,000,000	5,054,350
(State U. Dorm Fac.), Ser. E, FSA, 5s, 7/1/23	Aa3	3,000,000	3,124,290

NY State Energy Research & Dev. Auth. Rev. Bonds,
6.368s, 4/1/20	A+	7,000,000	7,137,620

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A+	12,400,000	12,340,232

NY State Env. Fac. Corp. Rev. Bonds
(Clean Wtr. and Drinking), Ser. A, 5s, 6/15/34	Aa1	10,000,000	10,070,400
(State Clean Wtr. & Drinking Revolving Fund),
Ser. A, 5s, 6/15/29	Aaa	2,500,000	2,601,325
(State Clean Wtr. & Drinking Revolving Fund),
Ser. C, 5s, 10/15/26	Aaa	5,000,000	5,257,400

NY State Env. Fac. Corp. Poll. Control Rev. Bonds
(State Wtr. Revolving Fund)
Ser. A, 7 1/2s, 6/15/12	Aaa	35,000	35,023
Ser. B, 6.65s, 9/15/13	Aaa	3,345,000	3,356,273

NY State Env. Fac. Corp. State Clean Wtr. &
Drinking Rev. Bonds
Ser. C, 5s, 10/15/35	Aaa	10,000,000	10,128,500
(NYC Muni. Wtr. Fin.), 5s, 6/15/29	Aaa	13,590,000	13,954,348

NY State Thruway Auth. Rev. Bonds
Ser. F, AMBAC, 5s, 1/1/30	A1	11,740,000	11,709,593
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/28	AA	3,000,000	3,035,490
Ser. H, FGIC, NATL, 5s, 1/1/28	AA–	1,235,000	1,246,967
(Second Generation Hwy. & Bridge Trust Fund),
Ser. B, 5s, 4/1/27	AA	4,000,000	4,074,400
(Second Generation Hwy. & Bridge Trust Fund),
Ser. A, 5s, 4/1/25	AA	4,000,000	4,119,840
(Gen. Hwy. & Bridge Trust Fund), Ser. A, NATL,
5s, 4/1/22	AA	2,000,000	2,094,060

NY State Urban Dev. Corp. Rev. Bonds
Ser. D, 5 5/8s, 1/1/28	AA–	9,500,000	9,947,070
(Clarkson Ctr.), 5 1/2s, 1/1/20	AA–	1,685,000	1,862,262
(Clarkson Ctr.), 5 1/2s, 1/1/15	AA–	3,345,000	3,591,928
(Syracuse U. ), 5 1/2s, 1/1/15	AA–	2,000,000	2,137,000
Ser. B-1, 5s, 3/15/36	AAA	10,000,000	10,037,700
Ser. A-1, FGIC, NATL, 5s, 3/15/29	AAA	6,565,000	6,650,805
Ser. A-1, 5s, 12/15/28	AAA	5,000,000	5,176,300
Ser. B, 5s, 1/1/27	AA–	7,000,000	7,045,430

Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds (St.
Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29	BB+/P	1,000,000	791,800

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C
7s, 8/1/31	BB–/P	3,200,000	2,561,216
7s, 8/1/21	BB–/P	2,300,000	1,988,074

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.
Port Auth. NY & NJ Rev. Bonds
Ser. 124, 5s, 8/1/31	Aa3	$1,000,000	$908,880
FGIC, NATL, 4 3/4s, 10/15/28	Aa3	7,000,000	6,449,310

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 4th Installment), 6 3/4s,
10/1/11	BB+/P	800,000	797,864

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment), 6 3/4s,
10/1/19	BB+/P	3,100,000	2,594,545

Rensselaer, City School Dist. COP, XLCA
5s, 6/1/21	A/P	2,010,000	1,969,177
5s, 6/1/20	A/P	1,150,000	1,142,318
5s, 6/1/19	A/P	1,345,000	1,347,354
5s, 6/1/18	A/P	1,180,000	1,195,977

Sales Tax Asset Receivable Corp. Rev. Bonds,
Ser. A, NATL
5s, 10/15/26	AAA	7,000,000	7,327,880
5s, 10/15/25	AAA	16,425,000	17,251,013

Saratoga Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Saratoga Hosp.), Ser. B, 5 1/8s, 12/1/27	BBB+	1,000,000	863,880

Seneca Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (NY Chiropractic College), 5s, 10/1/27	BBB	1,995,000	1,614,593

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
Mandatory Put Bonds (Seneca Meadows, Inc.),
3.33s, 10/1/13	B+	2,000,000	1,787,080

St. Lawrence Cnty., Indl. Dev. Civic Fac. Rev.
Bonds (Clarkson U.)
5s, 7/1/25	A3	1,985,000	1,954,768
5s, 7/1/24	A3	1,890,000	1,874,124

Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
(Nissequogue Cogen. Partners Fac.),
5 1/2s, 1/1/23	BB+/P	2,000,000	1,615,900

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30	B–/P	470,000	430,717
(Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30	B–/P	500,000	440,120
(Huntington Hosp.), Ser. B, 5 7/8s, 11/1/32	Baa1	2,700,000	2,529,009

Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds (Peconic Landing), Ser. A,
8s, 10/1/30	BB–/P	4,200,000	4,005,876

Suffolk Cnty., Judicial Fac. Agcy. Rev. Bonds
(John P. Cohalan Complex), AMBAC, 5s, 4/15/16	A	4,220,000	4,292,500

Suffolk, Tobacco Asset Securitization Corp. Rev.
Bonds, Ser. B, 5 3/8s, 6/1/28	BBB+/F	8,730,000	6,845,630

Syracuse, Indl. Dev. Agcy. Rev. Bonds
(1st Mtge.- Jewish Home), Ser. A
7 3/8s, 3/1/31	B+/P	2,800,000	2,306,836
7 3/8s, 3/1/21	B+/P	800,000	718,488

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York cont.
Syracuse, Indl. Dev. Agcy. Civic Fac. VRDN
(Syracuse U. )
Ser. A-2, 0.15s, 12/1/37 (JPMorgan Chase
Bank (LOC))	VMIG1	$5,400,000	$5,400,000
Ser. A-1, 0.15s, 7/1/37 (JPMorgan Chase
Bank (LOC))	VMIG1	3,100,000	3,100,000

Tobacco Settlement Rev. Bonds
(Asset Backed Bonds), Ser. 1, 5 3/4s, 7/15/32
(Prerefunded)	Aaa	4,250,000	4,821,583
Ser. 1, 5s, 6/1/34	BBB	3,500,000	2,515,450

Tobacco Settlement Asset
Securitization Corp., Inc. of NY Rev. Bonds,
Ser. 1, 5s, 6/1/26	BBB	500,000	377,050

Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-1, 5 1/2s, 6/1/18	AA–	1,000,000	1,037,080

Triborough, Bridge & Tunnel Auth. Rev. Bonds
Ser. C, 5s, 11/15/29	Aa2	5,000,000	5,144,050
AMBAC, 5s, 11/15/28	Aa3	13,000,000	13,253,890
Ser. A, 5s, 11/15/23	Aa2	1,000,000	1,059,890

Westchester Cnty., Indl Dev. Agcy. Civic Fac.
Rev. Bonds (Guiding Eyes for the Blind),
5 3/8s, 8/1/24	BBB+	965,000	837,697

Westchester, Tobacco Asset Securitization Corp.
Rev. Bonds
5 1/8s, 6/1/38	BBB	5,060,000	3,567,199
5s, 6/1/26	BBB	2,000,000	1,507,560

Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
(St. John’s Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31	B–	2,000,000	1,567,240

			988,888,976
Puerto Rico (6.7%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds, 5 1/2s, 5/15/39	BBB	3,750,000	2,718,075

Cmnwlth. of PR, G.O. Bonds
Ser. A, 5 1/4s, 7/1/34	Baa3	1,000,000	872,460
(Pub. Impt.), NATL, 5 1/4s, 7/1/18	AA–	4,750,000	4,712,618
(Pub. Impt.), Ser. B, 5 1/4s, 7/1/17	Baa3	1,500,000	1,474,770
(Pub. Impt.), Ser. B, 5 1/4s, 7/1/16	Baa3	1,000,000	992,390

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa3	13,500,000	13,209,210
6s, 7/1/38	Baa3	3,750,000	3,729,338

Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds,
Ser. RR, FGIC, NATL, 5s, 7/1/24	AA–	6,500,000	6,312,150

Cmnwlth. of PR, Hsg. Fin. Corp. Rev. Bonds,
Ser. B, GNMA Coll., FNMA Coll., FHLMC Coll.,
4.45s, 6/1/27	Aaa	155,000	154,298

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, NATL, 5 1/2s, 7/1/20	AA–	1,000,000	1,007,380
Ser. AA, NATL, 5 1/2s, 7/1/19	AA–	3,000,000	3,025,260
Ser. AA, 5s, 7/1/35	BBB+	2,105,000	1,763,295
Ser. K, 5s, 7/1/21	BBB	2,000,000	1,888,980
Ser. K, 5s, 7/1/17	BBB	3,000,000	2,909,040

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	$6,250,000	$6,266,188

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Rev. Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/23	Baa3	3,000,000	2,922,480

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/23	Baa3	3,425,000	3,581,797
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/24	Baa3	6,430,000	6,218,710

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, NATL, zero %, 8/1/43	AA–	8,150,000	1,015,653

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa2	8,000,000	7,017,754

			71,791,846

TOTAL INVESTMENTS

Total investments (cost $1,066,781,906)			$1,060,680,822

* Percentages indicated are based on net assets of $1,078,128,850.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at May 31, 2009 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at May 31, 2009 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

The rates shown on FRN, Mandatory Put Bonds and VRDN are the current interest rates at May 31, 2009.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at May 31, 2009 (as a percentage of net assets):

State government	15.4%
Education	13.6
Utilities	12.9
Transportation	11.1
Local government	10.9
Health care	10.1

The fund had the following insurance concentration greater than 10% at May 31, 2009 (as a percentage of net assets):

NATL	15.6%

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$—	$—

Level 2	1,060,680,822	—

Level 3	—	—

Total	$1,060,680,822	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/09 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,066,781,906)	$1,060,680,822

Cash	7,712,385

Interest and other receivables	17,171,443

Receivable for shares of the fund sold	849,468

Receivable for investments sold	4,625,000

Total assets	1,091,039,118

LIABILITIES

Distributions payable to shareholders	1,632,634

Payable for investments purchased	8,159,406

Payable for shares of the fund repurchased	993,306

Payable for compensation of Manager (Note 2)	1,332,928

Payable for investor servicing fees (Note 2)	52,032

Payable for custodian fees (Note 2)	3,883

Payable for Trustee compensation and expenses (Note 2)	222,889

Payable for administrative services (Note 2)	3,263

Payable for distribution fees (Note 2)	405,143

Other accrued expenses	104,784

Total liabilities	12,910,268

Net assets	$1,078,128,850

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,097,185,954

Undistributed net investment income (Note 1)	2,042,298

Accumulated net realized loss on investments (Note 1)	(14,998,318)

Net unrealized depreciation of investments	(6,101,084)

Total — Representing net assets applicable to capital shares outstanding	$1,078,128,850

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,016,232,870 divided by 125,383,558 shares)	$8.10

Offering price per class A share (100/96.00 of $8.10)*	$8.44

Net asset value and offering price per class B share ($27,705,547 divided by 3,424,542 shares)**	$8.09

Net asset value and offering price per class C share ($31,061,671 divided by 3,833,713 shares)**	$8.10

Net asset value and redemption price per class M share ($1,802,525 divided by 222,256 shares)	$8.11

Offering price per class M share (100/96.75 of $8.11)***	$8.38

Net asset value, offering price and redemption price per class Y share
($1,326,237 divided by 163,603 shares)	$8.11

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/09 (Unaudited)

INTEREST INCOME	$27,679,714

EXPENSES

Compensation of Manager (Note 2)	2,604,484

Investor servicing fees (Note 2)	316,568

Custodian fees (Note 2)	6,644

Trustee compensation and expenses (Note 2)	36,496

Administrative services (Note 2)	28,207

Distribution fees — Class A (Note 2)	1,043,229

Distribution fees — Class B (Note 2)	122,792

Distribution fees — Class C (Note 2)	144,229

Distribution fees — Class M (Note 2)	4,442

Other	154,525

Total expenses	4,461,616

Expense reduction (Note 2)	(4,147)

Net expenses	4,457,469

Net investment income	23,222,245

Net realized gain on investments (Notes 1 and 3)	104,657

Net realized loss on swap contracts (Note 1)	(296,524)

Net realized loss on futures contracts (Note 1)	(2,854,041)

Net unrealized appreciation of investments, futures contracts
and swap contracts during the period	70,089,520

Net gain on investments	67,043,612

Net increase in net assets resulting from operations	$90,265,857

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 5/31/09*	Year ended 11/30/08

Operations:
Net investment income	$23,222,245	$47,867,617

Net realized loss on investments	(3,045,908)	(1,155,574)

Net unrealized appreciation (depreciation) of investments	70,089,520	(126,366,846)

Net increase (decrease) in net assets resulting from operations	90,265,857	(79,654,803)

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(275,813)	(115,416)

Class B	(8,627)	(4,945)

Class C	(8,020)	(1,435)

Class M	(497)	(243)

Class Y	(274)	—

From tax-exempt net investment income
Class A	(22,357,133)	(46,003,663)

Class B	(568,234)	(1,450,374)

Class C	(543,246)	(783,387)

Class M	(37,955)	(85,701)

Class Y	(28,108)	(3,122)

From net realized long-term gain on investments
Class A	—	(502,583)

Class B	—	(20,938)

Class C	—	(6,521)

Class M	—	(1,063)

Class Y	—	—

Redemption fees (Note 1)	9	1,425

Increase (decrease) from capital share transactions (Note 4)	(28,130,296)	28,362,012

Total increase (decrease) in net assets	38,307,663	(100,270,757)

NET ASSETS

Beginning of period	1,039,821,187	1,140,091,944

End of period (including undistributed net investment income
of $2,042,298 and $2,647,960, respectively)	$1,078,128,850	$1,039,821,187

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
			Net realized			From net						Ratio	investment
	Net asset value,		and unrealized	Total from	From net	realized			Net asset	Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	Redemption	value, end of	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	investments	operations	income	investments	distributions	fees [a]	period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A
May 31, 2009 **	$7.60	.18	.50	.68	(.18)	—	(.18)	—	$8.10	9.05 *	$1,016,233	.41 *	2.24 *	6.95 *
November 30, 2008	8.53	.36	(.93)	(.57)	(.36)	— [a]	(.36)	—	7.60	(6.85)	977,845.80		4.31	31.10
November 30, 2007	8.73	.36	(.19)	.17	(.36)	(.01)	(.37)	—	8.53	2.15	1,078,570.80		4.23	17.89
November 30, 2006	8.70	.36	.12	.48	(.36)	(.09)	(.45)	—	8.73	5.70	1,094,460.79		4.20	11.30
November 30, 2005	8.84	.35	(.05)	.30	(.35)	(.09)	(.44)	—	8.70	3.36	1,148,135.79		3.98	12.91
November 30, 2004	8.93	.37 [d]	(.10)	.27	(.36)	—	(.36)	—	8.84	3.08	1,222,953	.82 [d]	4.14 [d]	22.57

Class B
May 31, 2009 **	$7.59	.15	.51	.66	(.16)	—	(.16)	—	$8.09	8.71 *	$27,706	.73 *	1.93 *	6.95 *
November 30, 2008	8.52	.30	(.92)	(.62)	(.31)	— [a]	(.31)	—	7.59	(7.46)	30,751	1.44	3.66	31.10
November 30, 2007	8.72	.31	(.19)	.12	(.31)	(.01)	(.32)	—	8.52	1.51	45,515	1.44	3.60	17.89
November 30, 2006	8.69	.31	.12	.43	(.31)	(.09)	(.40)	—	8.72	5.01	61,671	1.44	3.55	11.30
November 30, 2005	8.83	.31	(.06)	.25	(.30)	(.09)	(.39)	—	8.69	2.85	83,500	1.44	3.33	12.91
November 30, 2004	8.91	.31 [d]	(.09)	.22	(.30)	—	(.30)	—	8.83	2.50	110,813	1.47 [d]	3.50 [d]	22.57

Class C
May 31, 2009 **	$7.60	.15	.50	.65	(.15)	—	(.15)	—	$8.10	8.64 *	$31,062	.80 *	1.85 *	6.95 *
November 30, 2008	8.53	.29	(.92)	(.63)	(.30)	— [a]	(.30)	—	7.60	(7.60)	28,618	1.59	3.52	31.10
November 30, 2007	8.73	.29	(.18)	.11	(.30)	(.01)	(.31)	—	8.53	1.30	13,735	1.59	3.43	17.89
November 30, 2006	8.70	.29	.12	.41	(.29)	(.09)	(.38)	—	8.73	4.85	10,785	1.59	3.40	11.30
November 30, 2005	8.84	.28	(.06)	.22	(.27)	(.09)	(.36)	—	8.70	2.54	10,472	1.59	3.18	12.91
November 30, 2004	8.93	.30 [d]	(.10)	.20	(.29)	—	(.29)	—	8.84	2.27	10,411	1.62 [d]	3.34 [d]	22.57

Class M
May 31, 2009 **	$7.60	.17	.51	.68	(.17)	—	(.17)	—	$8.11	9.03 *	$1,803	.55 *	2.10 *	6.95 *
November 30, 2008	8.54	.33	(.93)	(.60)	(.34)	— [a]	(.34)	—	7.60	(7.23)	1,719	1.09	4.01	31.10
November 30, 2007	8.74	.34	(.19)	.15	(.34)	(.01)	(.35)	—	8.54	1.86	2,272	1.09	3.94	17.89
November 30, 2006	8.71	.34	.12	.46	(.34)	(.09)	(.43)	—	8.74	5.36	2,414	1.09	3.90	11.30
November 30, 2005	8.85	.32	(.05)	.27	(.32)	(.09)	(.41)	—	8.71	3.06	2,780	1.09	3.68	12.91
November 30, 2004	8.94	.34 [d]	(.10)	.24	(.33)	—	(.33)	—	8.85	2.77	3,318	1.12 [d]	3.84 [d]	22.57

Class Y
May 31, 2009 **	$7.60	.18	.52	.70	(.19)	—	(.19)	—	$8.11	9.29 *	$1,326	.30 *	2.34 *	6.95 *
November 30, 2008 †	8.51	.34	(.90)	(.56)	(.35)	—	(.35)	—	7.60	(6.82) *	888	.54 *	4.37 *	31.10

* Not annualized.

** Unaudited.

† For the period January 2, 2008 (commencement of operations) to November 30, 2008.

a Amount represents less than $0.01 per share.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

November 30, 2004	0.02%

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 5/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam New York Tax Exempt Income Fund (the “fund”), a diversified Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities. The fund may be affected by economic and political developments in the state of New York.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, interest or exchange rates moving unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged and presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At November 30, 2008, the fund had a capital loss carryover of $8,612,351 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$ 777,954	November 30, 2010

26,847	November 30, 2014

7,807,550	November 30, 2016

The aggregate identified cost on a tax basis is $1,067,882,214, resulting in gross unrealized appreciation and depreciation of $32,898,115 and $40,099,507, respectively, or net unrealized depreciation of $7,201,392.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rate equal to the lesser of (i) 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the period ended May 31, 2009, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended May 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended May 31, 2009, the fund’s expenses were reduced by $4,147 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $778, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the six months ended May 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $62,101 and $13 from the sale of class A and class M shares, respectively, and received $16,096 and $6,557 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received $17,600 on class A redemptions.

Note 3: Purchases and sales of securities

During the six months ended May 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $69,519,402 and $101,483,742, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At May 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/09		Year ended 11/30/08

Class A	Shares	Amount	Shares	Amount

Shares sold	3,427,543	$26,916,714	16,001,636	$133,303,591

Shares issued in connection with	1,883,366	14,816,655	3,763,067	30,971,191
reinvestment of distributions

	5,310,909	41,733,369	19,764,703	164,274,782

Shares repurchased	(8,579,514)	(65,920,077)	(17,516,692)	(143,932,406)

Net increase (decrease)	(3,268,605)	$(24,186,708)	2,248,011	$20,342,376

	Six months ended 5/31/09		Year ended 11/30/08

Class B	Shares	Amount	Shares	Amount

Shares sold	126,003	$994,325	321,459	$2,673,423

Shares issued in connection with	50,532	396,084	123,164	1,013,918
reinvestment of distributions

	176,535	1,390,409	444,623	3,687,341

Shares repurchased	(805,281)	(6,269,319)	(1,735,691)	(14,323,955)

Net decrease	(628,746)	$(4,878,910)	(1,291,068)	$(10,636,614)

	Six months ended 5/31/09		Year ended 11/30/08

Class C	Shares	Amount	Shares	Amount

Shares sold	384,826	$3,031,912	2,614,592	$21,821,498

Shares issued in connection with	48,452	380,919	68,389	558,356
reinvestment of distributions

	433,278	3,412,831	2,682,981	22,379,854

Shares repurchased	(366,158)	(2,807,868)	(526,321)	(4,310,802)

Net increase	67,120	$604,963	2,156,660	$18,069,052

	Six months ended 5/31/09		Year ended 11/30/08

Class M	Shares	Amount	Shares	Amount

Shares sold	5,095	$39,920	12,715	$105,610

Shares issued in connection with	3,050	23,989	6,780	55,994
reinvestment of distributions

	8,145	63,909	19,495	161,604

Shares repurchased	(11,925)	(94,603)	(59,603)	(494,805)

Net decrease	(3,780)	$(30,694)	(40,108)	$(333,201)

			For the period 1/2/08
			(commencement of operations)
	Six months ended 5/31/09		to 11/30/08

Class Y	Shares	Amount	Shares	Amount

Shares sold	54,565	$423,379	116,678	$919,760

Shares issued in connection with	3,600	28,382	370	2,910
reinvestment of distributions

	58,165	451,761	117,048	922,670

Shares repurchased	(11,316)	(90,708)	(294)	(2,271)

Net increase	46,849	$361,053	116,754	$920,399

At May 31, 2009, Putnam Investments, LLC owned 1,255 class Y shares of the fund (0.77% of class Y shares outstanding), valued at $10,178.

Note 5: Summary of derivative activity

As of May 31, 2009, the fund did not hold any derivative instruments.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended May 31, 2009 (see Note 1).

Amount of realized gain (loss) on derivatives recognized in income

Derivatives not accounted
for as hedging instruments
under Statement 133	Futures	Swaps	Total

Interest rate contracts	$(2,854,041)	$(296,524)	$(3,150,565)

Total	$(2,854,041)	$ (296,524)	$ (3,150,565)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income

Derivatives not accounted
for as hedging instruments
under Statement 133	Futures	Swaps	Total

Interest rate contracts	$1,926,578	$1,409,612	$3,336,190

Total	$ 1,926,578	$ 1,409,612	$ 3,336,190

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncement

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4 which amends FASB Statement No. 157, Fair Value Measurements, and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. Putnam Management believes applying the provisions of FSP FAS 157-4 will not have a material impact on the fund’s financial statements.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and Chief
Management, LLC	President	Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson A. Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Ravi Akhoury		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding service requested

SA051 256948 7/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New York Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: July 29, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2009